UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                Date of Report   (Date of earliest event reported):
                                 June 30, 2003


                                  CACHE INC.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


   Florida                        0-10345                      59-1588181
---------------           ------------------------         -----------------
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                            Identificcation
Incorporation)                                             Number)


                     1460 Broadway, New York, New York 10036
                     ----------------------------------------
                     (Address of principal executive offices)

                   Registrant's telephone number: (212) 575-3200

ITEM 5.   OTHER EVENTS

     See the attached press release, which is incorporated herein by reference, regarding 2003 second quarter sales, filed as Exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (1) Financial Statements of Businesses Acquired
          None

      (2) Pro Forma Financial Information
          None

      (3) Exhibits
          99.1  Press release issued by Cache, Inc. on June 30, 2003

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 30, 2003                    CACHE INC.


                           By:  /s/ Brian Woolf
                                -------------------------------
                                Brian Woolf
                                On behalf of Cache, Inc. and in his capacity as Chairman and Chief Executive Officer
                                (Principal Executive Officer)


                           By:  /s/ Thomas E. Reinckens
                                -------------------------------
                                Thomas E. Reinckens
                                On behalf of Cache, Inc. an din his capacity as President and Chief Operating Officer (Principal Financial And Accounting Officer)

                            INDEX OF EXHIBITS


Exhibit                      Description                        Page
-------         --------------------------------------          ----

99.1            Press Release issued by Cache Inc                 5
                on June 30, 2003

                                 JUNE 30, 2003

                            FOR IMMEDIATE RELEASE
                                  CACHE, INC.
                       NASDAQ COMMON STOCK SYMBOL CACH

    CACHE REPORTS 12 PERCENT COMPARABLE STORE SALES INCREASE IN JUNE 2003




     New York, New York - June 30, 2003 - Cache Inc., (NASDAQ: CACH), a specialty chain of women's apparel stores with 240 stores open, reported June 2003 sales figures.

     Comparable store sales (sales for stores open at least one year or more) increased 12% during the five week June 2003 period, as compared to the same period in 2002. Total sales for the five week period ended June 28, 2003 increased $2.9 million or 19% to $17.9 million.

     Comparable store sales increased 4% during the 13 week period ended June 28, 2003, as compared to the same period in 2002. Total sales for the 13 week period increased $4.6 million or 9% to $55.9 million.

     Comparable store sales increased 1% during the 26 week period ended June 28, 2003, as compared to the same period in 2002. Total sales for the 26 week period increased $4.9 million or 5% to $103.8 million.

     Cache also announced it anticipates reporting second quarter results on or around July 7, 2003.

     Certain matters discussed within this press release may constitute forward-looking statements within the meaning of the federal securities law. Although Cache, Inc. believes the statements are based on reasonable assumptions, there can be no assurance that these expectations will be attained. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, industry trends, merchandise trends, competition and the ability to obtain financing, as well as other risks outlined from time to time in the filings of Cache, Inc. with the Securities and Exchange Commission.



For further information contact Thomas E. Reinckens, President, Chief Operating Officer, Cache, Inc., 1460 Broadway, New York, New York 10036, (212) 575-3246